EXHIBIT 99.1

RBC Capital Markets Financial Institutions Conference September 29, 2004

Forward Looking Statements
Statements contained in this presentation which are not historical facts are forward-looking statements as that item is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from estimated results. Such risks and uncertainties are detailed in the Company’s filings with the Securities and Exchange Commission.

Republic Bancorp Profile
• $5.7 billion in assets
• 3rd largest bank holding company in Michigan
• 80th largest bank holding company in the U.S. • 3 business lines – retail, commercial and mortgage banking • 1,200 employees
• Market capitalization of $1 billion

Michigan • 93 Offices • 89 ATMs
Indiana • Ohio

Creating Value
Balanced business model
+ Focused business strategies
+ Motivated employees
= Growth and consistency

Growth & Consistency
Annual EPS Return on Growth Equity
1 Year Performance 8% 17.3% 3 Year Performance 11% 17.4% 5 Year Performance 10% 17.1%

Balanced Business Model
Contribution by 2nd Qtr. 2nd Qtr. Business Line: 2002 2003 2003 2004
Mortgage 18% 25% 24% 12%
Commercial 28% 22% 23% 33% Retail 54% 53% 53% 55%
Net Income (thousands) $56,677 $60,726 $15,158 $16,368 +7% +8%

Focused Business Strategies
• Branches in Strong MSA Markets
• Products and Services: – Commercial real estate and SBA lending – Mortgage banking – Deposits and home equity lending
• “Distinctive Personal Service” through relationship banking

Strong MSA Markets

Commercial Banking
• Diversified portfolio, 97% secured by real estate
• Serving strong commercial markets in Southeast Michigan, Cleveland and Indianapolis
• #1 SBA lender in Michigan for 10th straight year

Mortgage Banking
• Top 10 retail mortgage lender in Midwest
• High quality asset generation, including hybrid adjustable rate mortgages
• Mortgage loan originators in retail branches

Retail Banking
• Focus on relationship development through personalized banking
• Establish core deposit relationship
• Significant cross-sell opportunities

Building Relationships
Retail Customers with 3 or more services
20% 19% 19% 18% 17% 16% 16% 15% 14% 13% 12% 12% 11% 10% 2001 2003 6/30/2004

Building Relationships
Mortgage to Retail Cross Selling
40% 40% 37%
35%
30% 30%
25%
20% 2001 2003 YTD 6/30/04

Motivated Employees
• All employees are shareholders • 19% owned by employees and directors
• “Pay for Performance” compensation • Greater than 50% of total compensation is variable • TEAM Republic – 13,000 annual successful referrals
• Recognition and rewards for top performers

Great Place to Work
Ranked #5 4th Year in a Row

Republic Performance Goals
• EPS Growth of 7-10%
• ROE of 17%
• Efficiency Ratio of 50%
• Net charge offs of 15-20 basis points

2nd Quarter Financial Highlights
6-30-03 6-30-04 % Change
Total assets (millions) $5,031 $5,711 14% Total loans (millions) $3,955 $4,356 10% Earnings per share $0.24 $0.25 7% Charge-offs/Avg. loans (%) .19 .04 (79%) Efficiency ratio (%) 52.43 48.66 (7%) Tangible book value $5.47 $5.88 7% -16-

Loan Portfolio Growth
($ in millions) 6/30/03 6/30/04 % Change
Commercial $1,477 $1,553 5% Residential 1,894 2,130 12% Consumer 584 673 15%
Total $3,955 $4,356 10%

A Diverse Portfolio
$4.36 billion at June 30, 2004
Commercial real estate Residential mortgages 35% 49%
Consumer/ Home equity loans Other 15% 1%

Commercial Loan Portfolio
Office Retail 26%19%
Land Warehouse Development 9% 6%
Multi-Family Pre-sold 1-4 8% Family Residential 7% All Others Average LTV 75% Hotel/Motel Variable Rate 80% 19% Fixed Rate 20% 6% -19-

Residential Loan Portfolio
Agency Jumbo Eligible 25% 54%
Portfolio 21% Average FICO Score 718 Average LTV 72% Variable Rate 61% Fixed Rate 39%

Consumer Loan Portfolio
Home Equity Bridge/Lot Loans Loans 19% 76% Other 5%
Home Equity Portfolio Average FICO Score 730 Average CLTV 77% Variable Rate 77% Fixed Rate 23% -21-

Sound Asset Quality
Net Loan Charge-Offs to Average Loans 1.00% 0.90% 0.80% 0.70% 0.60% 0.50% 0.40% 0.30% 0.20% 0.10% 0.00% 90 91 92 93 94 95 96 97 98 99 00 01 02 03 2Q 04
Republic Bancorp Peer Group ($3-$10 billion in assets)

Core Deposit Growth
Checking, Savings and Money Market Accounts ($ in millions) $1,600 $1,200 $800
$400 2001 2002 2003 2nd Qtr. 2004

Solid Expense Control
Efficiency Ratio
70% 62.98%
60% 52.35% 52.04% 48.66% 50%
40%
30% 2001 2002 2003 YTD 6/30/04

Treasury Management
• Fixed rate mortgages and servicing rights are sold
• Adjustable rate mortgages retained
• Asset sensitive GAP management + 50 bp = 1.2% increase in net interest income + 100 bp = 2.2% increase in net interest income

Balance Sheet Strength
Total Risked Based Capital
12.85% 12.92% 13%
12.26%
12%
11%
10% 12-31-02 12-31-03 6-30-04

Creating Shareholder Value
• 33 market makers, including 12 with analyst coverage
• S&P SmallCap 600 Index listing
• Stock Repurchase Program of 2.2 million shares
• Issued 10% stock dividend for 18 consecutive years
• Increased cash dividend by 16% in June 2004
• Liquid stock — 3.9 million shares monthly average

RBNC: An Attractive Investment Opportunity
RBNC Peer *
3 Year Average ROE 17.4% 15.2% 3 Year E.P.S. CAGR 11.3% 8.1% Price/Tangible Book 257.7% 345.3% Dividend Yield 2.9% 2.2% P/E — 2005 13.5 15.9
* Peer Group = Top 51-100 Banks

Why Buy Republic
• Consistent financial performance
• Balanced business model
• Focused business strategies
• Strong sales culture
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